EXHIBIT 10.1


IN MAKING AN INVESTMENT DECISION TO PURCHASE UNITS A SUBSCRIBER MUST RELY ON SUCH SUBSCRIBER'S OWN EXAMINATION OF THE COMPANY, INCLUDING, BUT NOT LIMITED TO, ITS BUSINESS PROSPECTS, FINANCIAL CONDITION, MANAGEMENT AND LIMITED FINANCIAL RESOURCES, AS WELL AS THE TERMS OF THE OFFERING. THE SECURITIES ARE SPECULATIVE IN NATURE AND THE PURCHASE OF ANY UNITS INVOLVES A HIGH DEGREE OF RISK, AS DESCRIBED IN THE `RISK FACTORS' SECTION IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM DATED DECEMBER 2002, AS SUPPLEMENTED BY THE COMPANY'S ANNUAL REPORT FILED ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002. NONE OF THE SECURITIES HAS BEEN REGISTERED WITH ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY AS THE OFFERING IS BEING MADE SUBJECT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.


                                 RXBAZAAR, INC.

                             SUBSCRIPTION AGREEMENT
                             ----------------------


RxBazaar, Inc.
200 Highland Avenue
Needham, MA  02494
  Attn: C. Robert Cusick,
           Chairman and CEO

Gentlemen:

         1. Subscription and Description of the Units.

         1.1 Subscription. The undersigned (the "Subscriber"), subject to the terms and conditions described in this Subscription Agreement, hereby irrevocably subscribes for and purchases from RxBazaar, Inc., a Delaware corporation (the "Company"), a number of units (the "Units") indicated on the signature page hereof, at a price of $100,000 per Unit, and hereby tenders this Subscription Agreement, together with a check or wire transfer in the full amount of the purchase price of the Units being subscribed for. Each Unit consists of (i) a 10% unsecured convertible bridge note (the "Note") which is convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at an initial conversion price of $2.50 per share and (ii) common stock purchase warrants (the "Warrants") to purchase 10,000 shares of Common Stock (the "Warrant Shares") at an initial exercise price of $2.75 per share (the "Note", and together with the Warrants and the underlying shares of Common Stock, sometimes collectively, the "Securities").

         1.2 Irrevocable. The Subscriber agrees that this Subscription Agreement shall be irrevocable and shall survive the death or disability of the Subscriber, if an individual. The Subscriber understands that if this


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


Subscription Agreement is not accepted, in whole or in part, or the offering of the Units (the "Offering") is terminated pursuant to its terms or by the Company, all unaccepted funds will be returned by the Company to the Subscriber, without interest, penalty, expense or deduction. The Subscriber acknowledges that he is familiar with the terms and conditions of the Offering, as described in Confidential Private Placement Memorandum, dated December 2002 (the "Placement Memorandum"), as supplemented by the Company's Annual Report filed on Form 10-KSB for the year ended December 31, 2002 (the "Annual Report").

         2. Acceptance of Subscription. The Subscriber acknowledges and agrees that the Company has the right to accept or reject this Subscription Agreement, in whole or in part, in its sole and absolute discretion, notwithstanding prior receipt by the Subscriber of notice of acceptance of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is signed on its behalf by an authorized officer of the Company and a fully executed copy thereof is delivered to the Subscriber. This Subscription Agreement either will be accepted or rejected, in whole or in part, as promptly as practicable after receipt. Upon rejection of the subscription for Units hereunder in whole for any reason, all items received with this Subscription Agreement shall be returned to the Subscriber without deduction for any fee, commission or expense, and without accrued interest with respect to any money received, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect. If the subscription for Units hereunder is rejected in part for any reason, the funds for such rejected portion of this subscription will be returned by the Company to the Subscriber without deduction for any fee, commission or expense, and without accrued interest with respect to such returned funds, and this Subscription Agreement shall continue in force and effect to the extent the subscription hereunder was accepted.

         3. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents, warrants and acknowledges to and covenants with the Company as follows:

         3.1 Subscriber Information.

              (a) "Accredited Investor" or Investor Suitability. The Subscriber meets the requirements of at least one of the suitability standards for an "accredited investor" as defined in "Terms of the Offering-Investor Qualification Requirements" in the Placement Memorandum.

              (b) Liquidity. The Subscriber has adequate means of providing for the Subscriber's current needs and personal contingencies and has no need, and has no reason to anticipate any need, for liquidity in this investment. The Subscriber has a net worth equal to at least five times the amount of the subscription herein.

              (c) Financially Experienced. The Subscriber has sufficient knowledge and experience in financial, investment and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber in connection with the Offering of the Units to evaluate the merits and risks of an investment in the Company, or the Subscriber has retained the services of an investment advisor, attorney or accountant (the "Subscriber's

Representative") as deemed necessary to read this Subscription Agreement, the Placement Memorandum, the Annual Report and any other documents made available to the Subscriber by the Company in connection with the Offering (the "Offering Documents"), and any other documents furnished or made available by the Company to the Subscriber concerning the investment in the Company and to evaluate the merits and risks of such an investment on the Subscriber's behalf. The foregoing experience includes investment in securities that are not registered for sale under the Securities Act of 1933, as amended (the "Securities Act").

              (d) Capacity. The Subscriber:

                   (i) if a natural person, represents that the Subscriber is at least 21 years of age and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;

                   (ii) if a corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is validly existing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and

                   (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, limited liability company, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, limited liability company, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.

              (e) If the Subscriber is a registered representative of an NASD member firm, he has given such firm the notice required by the NASD's Rules of Fair Practice.

         3.2 Nature of Investment.

              (a) Examination of Materials. The Subscriber, or the Subscriber's Representative, has received, read and understood the Placement Memorandum, the Annual Report and other Offering Documents furnished to the Subscriber.

              (b) No SEC Registration. The Subscriber has been advised that this Offering has not been registered with, or reviewed by, the Securities and Exchange Commission ("SEC") because this Offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act, and Regulation D promulgated thereunder.

              (c) Restrictions on Transfer. The Subscriber understands and agrees that the sale, pledge, hypothecation or transfer (for the purposes of this Subscription Agreement, collectively, "transfer") of the Notes, the Warrants and the underlying shares of Common Stock are subject to the provisions of the Securities Act restricting transfers, unless they are registered under the Securities Act and applicable state securities laws or are exempt from the registration requirements thereof, such as Rule 144 thereunder. The Company has agreed to file a registration statement under the Securities Act for the underlying shares of Common Stock pursuant to Section 5 hereof. Until the registration statement is declared effective, legends shall be placed on the Note, the Warrants and the certificates representing the underlying shares of Common Stock to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books.

               (d) Investment Intention. The Subscriber's investment in the Units is being purchased for the Subscriber's own account, for investment purposes only and not with a view of distribution or resale to others.

               (e) No State Review. The Subscriber understands that no securities administrator of any state has made any finding or determination relating to the fairness of this Offering and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, this offering.

               (f) Limited Public Market. The Subscriber is aware that the public market for the Company's Common Stock is inactive, and no assurance can be given that an active market will develop.

               (g) Prepayment of Note. The Subscriber understands that the indebtedness evidenced by the Note, and the payment of the principal and any interest thereon, shall be wholly subordinated, junior and subject in right of payment, to the extent and in the manner therein provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred. "Senior Indebtedness" means the principal, interest and reasonable and customary charges and expenses arising out of or relating to all indebtedness of the Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, and indebtedness thereto for any related costs, expenses and indemnities.

         3.3 Reliance.

               (a) Limited to Facts and Terms. The Company has made available to the Subscriber and/or Subscriber's Representatives the opportunity to ask questions of, and receive answers from, the Company with respect to the activities of the Company, and otherwise to obtain any additional information, to the extent that the Company possesses the information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Placement Memorandum and the Annual Report. The Subscriber (or Subscriber's Representative, if any) is entering into this

Subscription Agreement relying solely on the facts and terms set forth in the Placement Memorandum, the Annual Report or as contained in the other Offering Documents or answers to questions so furnished to the Subscriber, and neither the Company nor its agents have made any other representations or provided any other information of any kind or nature, whether written or verbal, to induce the Subscriber to enter into this Subscription Agreement or in connection with the Subscriber's investment in the Units.

               (b) Acknowledgment of Certain Risks. The Subscriber or the Subscriber's Representative understands and has evaluated the merits and risks of an investment in the Company and the purchase of the Units, including the risks described in the "Risk Factors" section in the Placement Memorandum. The Subscriber acknowledges that (i) the purchase is a speculative investment and involves a high degree of risk; (ii) no federal or state agency has made any finding of determination as to the fairness of such investment or any recommendation or endorsement of it; (iii) there are substantial limitations and restrictions on the Subscriber's ability to sell the Notes and Warrants purchased by the Subscriber in the Units and the underlying shares of Common Stock; and (iv) the operations of the Company are dependent on the Company's ability to raise additional capital.

               (c) Reliance On Own Advisors. The Subscriber has relied solely upon the advice of the Subscriber's own tax and legal advisors with respect to the tax and other legal aspects of this investment.

         3.4 No General Solicitation. The Subscriber acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by the Subscriber and that no public solicitation or advertisement with respect to the offering of an investment interest in the Company has been made to the Subscriber.

         3.5 Only For ERISA Plans. If the Subscriber is a fiduciary of an Employee Retirement Income Security Act of 1974 ("ERISA") plan executing this Subscription Agreement, such Subscriber has been informed of and understands the Company's objectives, policies and strategies, that the decision to invest "plan assets" (as that term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.

         3.6 Accuracy. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement to the Company and shall survive such date. If, in any respect, those representations and warranties shall not be true and accurate, the Subscriber shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and acknowledges to and covenants with the Subscriber as follows:

              (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified and in good standing under the laws of any foreign jurisdiction where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations under this Subscription Agreement, and it has full corporate power and authority to enter into this Subscription Agreement to carry out the provisions hereof.

              (b) Authorization. The issuance, execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Company. This Subscription Agreement, the Note and the Warrants constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights, by general principles of equity and by limitations on the availability of equitable remedies.

              (c) Compliance. Neither the execution and delivery of this Subscription Agreement, the Note and the Warrants by the Company, nor compliance by the Company with the provisions hereof and thereof, violates any provision of its Certificate of Incorporation or By-Laws, or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or will result in any breach of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any agreement or instrument to which the Company is a party or by which it or any of its properties is bound.

              (d) Approval. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation or filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign is or was necessary to (i) the valid execution and delivery by the Company of this Subscription Agreement, the Note or the Warrants, and all other instruments, documents and agreements contemplated hereby or (ii) the consummation of the transactions contemplated hereby, or thereby

              (e) Stock. Upon issuance in accordance with the terms of this Subscription Agreement, the Note or the Warrants, the shares of Common Stock issuable upon conversion of the Notes and the exercise of the Warrant will be validly authorized, duly issued and fully-paid and non-assessable shares of capital stock.

              (f) Litigation. There are no claims, actions, disputes, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of the properties or assets of the Company, by or before any court, administrative agency or other governmental authority or any arbitrator which could prevent performance or enforcement of the transactions contemplated hereby or could have an adverse effect on the business, assets or condition of the Company.

         5. Registration Rights

         5.1 Definitions. As used in this Section 5, the following terms shall have the following meanings.

              (a) The term "Holder" shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

              (b) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

              (c) The term "Registrable Securities" shall mean the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrants comprising the Units or issuable pursuant to a dividend or other distribution with respect to or in replacement of the Units; provided, however, that shares of Common Stock shall only be treated as Registrable Securities if and only for so long as they (i) have not been disposed of pursuant to a registration statement declared effective by the SEC, or (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         5.2 Piggyback Registration.

              (a) Filing. The Company agrees that if, at any time, and from time to time, commencing 180 days after the initial closing by the Company of the sale of Units and ending on the date that is two years from the date thereof, the Board of Directors of the Company (the "Board") shall authorize the filing of a registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (i) promptly notify the Holder that such registration statement will be filed and that the Registrable Securities then held by the Holder will be included in such registration statement at the Holder's request; (ii) cause such registration statement to cover all of such Registrable Securities issued to the Holder for which the Holder requests inclusion; (iii) use its best efforts to cause such registration statement to become effective as soon as practicable; and (iv) use its best efforts to take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to the Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for a period of at least ninety (90) days after the effective date.

              (b) Abandonment. Notwithstanding any other provision of this
Section 5, the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Holder for inclusion and the Holder shall retain the right to request inclusion of shares as set forth above.

              (c) Inclusion. Each Holder shall have the right to request inclusion of any of its Registrable Securities in a registration statement as described in this Section 5.2, up to two (2) times.

         5.3 Demand Registration.

              (a) Registration on Request. (i) The Company further agrees that if, at any time, and from time to time, commencing 180 days after the initial closing by the Company of sale of the Units the Holders desire to effect the registration under the Securities Act of outstanding Registrable Securities, the Holders may make a written request that the Company effect such registration; provided that such registration covers at least 51 % of the Registrable Securities owned by the Holders at such time. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its best efforts to file, within ninety (90) days of such demand, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Holders pursuant to this Section 5.3(a)(i), to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be registered.

                   (ii) Notwithstanding Section 5.3(a)(i),

                   (A) the Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 5.3 at any time during the six-month period immediately following the effective date of another registration statement filed by the Company (other than a registration statement on Form S-4 or Form S-8 or any successor or similar form);

                   (B) the Company shall not be obligated to file pursuant to this Section 5.3 more than one registration statement on Form S-l, S-3 or SB-2 (as applicable) initiated by the Holders, and it being understood that the aggregate price to the public with respect to such registration statement must be expected to be not less than $1 million; and

                   (C) if the Company's Board determines, in its good faith reasonable judgment, that the Company should not file any registration statement otherwise required to be filed pursuant to Section 5.3(a) or should withdraw any such previously filed registration statement because the Company is engaged in or in good faith plans to engage in any financing, acquisition or other material transaction which would be adversely affected by the filing or maintenance of a registration statement otherwise required to be filed or maintained pursuant to this Section 5.3, or that the Company is in the possession of material nonpublic information required to be disclosed in such registration statement or an amendment or supplement thereto, the disclosure of which in such registration statement would be materially disadvantageous to the Company (a "Disadvantageous Condition"), the Company shall be entitled to postpone for the shortest reasonable period of time (but not exceeding 180 days from the date of the determination), the filing of such registration statement or, if such registration statement has already been filed, may withdraw such registration statement and shall promptly give the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing or effect the withdrawal of the registration statement, the Holders who made the request for registration shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement. The Company's right to delay a request for registration or to withdraw a registration statement pursuant to this Section 5.3 may not be exercised more than once in any one-year period.

              (b) Notification, Pursuant to Section 5.2 hereof, after the receipt of a registration request hereunder, the Company shall notify the Holders of any other Person requesting shares of Registrable Securities to be included therein and the number of shares of Common Stock requested to be included therein. If the Company determines to take any action pursuant to clause (ii)(C) above, the Company shall deliver a notice to the Holders to such effect. Upon the receipt of any such notice, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, shall deliver to the Company all copies of the prospectus then covering such Registrable Securities current at the time of receipt of such notice (or, if no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities). If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify the Holders to such effect. If any registration statement shall have been withdrawn, the Company shall, if requested by the Holders who made the request for registration, at such time as it is possible or, if earlier, at the end of the 180-day period following such withdrawal, file a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement, and the effectiveness of such registration statement shall be maintained for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such withdrawn registration statement was effective, if any, shall be such time as may be otherwise required by this Agreement.

         5.4 Company Obligations. Whenever required under this Section 5 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

              (a) File Use its best efforts to file and cause such registration statement to become effective. The Company will also use its best efforts to, during the period that such Registration Statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the Registration Statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, in the registration statement.

              (b) Amendments. Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

              (c) Copies. Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

              (d) Securities Laws. Use its best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

              (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (f) Notification. Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement. at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              (g) Listing. Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which the Common Stock of the Company is then listed or quoted.

         5.5 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 5 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities.

         5.6 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 5 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; which shall be borne by the Holders, provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders. Notwithstanding the foregoing, each Holder shall pay all registration expenses that such Holder is required to pay under applicable law.

         5.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 5.2 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders (including the Holders) according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

         5.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article.

         5.9 Indemnification. In the event that any Registrable Securities are included in a registration statement filed under this Section 5, as a condition thereto, the Company and the Holders shall enter into customary indemnification agreements. If any of the Registrable Securities in such registration statements are to be underwritten, the Company and the Holders shall enter into customary indemnification and contribution agreements as may be reasonably requested by such underwriters.

         5.10 Termination of Registration Rights. The right of any Holder to request or demand inclusion in any registration pursuant to Section 5.2 and
Section 5.3 shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144(k).

         6. Indemnification.

              (a) By the Subscriber. The Subscriber hereby agrees to indemnify and hold harmless the Company, its officers, directors, controlling persons, agents, advisors, representatives and employees, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including reasonable attorneys' fees and expenses) or liabilities due to or arising out of a breach of any representation, warranty, covenant or acknowledgements made by the Subscriber herein.

              (b) By the Company. The Company hereby agrees to indemnify and hold harmless the Subscriber and, if applicable, its officers, directors, controlling persons, agents, advisors, representatives and employees, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including reasonable attorneys' fees and expenses) or liabilities due to or arising out of a breach of any representation, warranty, covenant or acknowledgements made by the Company herein.

              (c ) Survival. All representations, warranties, covenants and acknowledgements contained in this Subscription Agreement and the indemnification contained in this Section 6 shall survive the acceptance of this Subscription Agreement.

         7. Modification. Neither this Subscription Agreement nor any provision hereof shall be modified, amended, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered in person or to, or if mailed by registered or certified mail, return receipt requested, or by recognized overnight courier two (2) days after mailing:

              (a) if to the Subscriber, the address set forth on the signature page of this Subscription Agreement; or

              (b) if to the Company, the address set forth on the first page of this Subscription Agreement; or

              (c) to such other address as the Subscriber or the Company may hereafter have advised the other.

         9. Successors and Assigns. Except as otherwise specifically provided in this Subscription Agreement, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their transferees, including their legal representatives, heirs, administrators, executors, successors and permitted assigns.

         10. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Placement Memorandum.

         11. Governing Law. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE CONFLICT OR CHOICE OF LAWS PROVISIONS THEREOF.

         12. Construction. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or the neuter gender shall include the masculine, the feminine and the neuter. The term "include" and its forms shall be construed as if followed by the phrase "without limitation."

         13. Captions. The captions contained in this Subscription Agreement are inserted only as a matter of convenience and shall in no way define, limit or extend the scope or intent of this Subscription Agreement or any provision hereof or in any way affect the construction or interpretation hereof.

         14. Severability. If any provision of this Subscription Agreement, or the application of such provision to any person, entity or circumstance, shall be held invalid, the remainder of this Subscription Agreement, or the application of such provision to persons, entities or circumstances other than those to which it is held invalid, illegal or unenforceable, shall not be affected thereby.

         15. Blue Sky Qualification. The Subscriber's right to purchase the Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of such securities from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the relevant jurisdiction.

         16. Counterparts; Delivery. This Subscription Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Executed counterparts may be delivered via facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the ____ day of ______________________, 200_.

No. of Units Subscribed for: ________________

Total Subscription Paid: $________________________

Paid by:   Check ___   Wire Transfer ___   [check applicable box]


                                       -----------------------------------
                                       (Signature of Subscriber)


                                       -----------------------------------
                                       (Name Typed or Printed)


Subscriber Representative              -----------------------------------
(if any):                              Title and Name of Entity
                                       (if applicable)



(Name Typed or Printed)                -----------------------------------
                                       (Signature of Co-Subscriber)


                                       -----------------------------------
                                       (Name Typed or Printed)


                                       -----------------------------------
                                       Title and Name of Entity
                                       (if applicable)

Type of Ownership:
(Check one)


____     Individual                         ____    As Custodian for

____     Joint tenants with                 ________________________ under
         rights of survivorship             the  Uniform  Gifts to Minors Act
                                            of the State of _________________

____     Tenants in common                  ____    Limited Liability Company

____     Tenants by the entirety            ____    Partnership

____     Keogh                              ____    Company

____     Community Property                 ____    Trust/Estate/Pension or
                                            Profit Sharing Plan Date
                                            Opened: ___________

____     IRA

____     Others (specify) __________________________________________________


__________________________________  ____________________________________
Residence or Entity                             Mailing Address
Address                                 (if different from preceding)

__________________________________  ____________________________________
City, State and Zip Code                    City, State and Zip Code


___________________________         __________________        __________________
Social Security or Federal          Telephone Number          Facsimile Number
Tax Identification Number
of Subscriber

______________________________________
Social Security Number for Joint Party


       Agreed and Accepted as of the ____ day of ___________________, 200_


                                    RXBAZAAR, INC.


                                    By:
                                       -----------------------------------
                                        Name:
                                        Title:

                            CERTIFICATE OF SIGNATORY

                          (To be completed if Units are
                       being subscribed for by an entity)


I, ________________________________, am the ___________________________________
of ______________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this _________ day of ___________________, _____


                                       -----------------------------------
                                       (Signature)